Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Flexpoint Sensor Systems, Inc. (the “Company”) on Form 10-K for the period ending December 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), We, Clark M. Mower, our Chief Executive Officer, and Thomas N. Strong, our Chief Financial Officer, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Annual Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in our Annual Report fairly presents, in all material respects, our financial condition and result of operations.

Dated: April 15, 2011                        /s/Clark M. Mower

                                                           Clark M. Mower

                                                           Chief Executive Officer

Dated:  April 15, 2011                         /s/Thomas N. Strong

                                                          Thomas N. Strong

                                                          Chief Financial Officer